Exhibit 10.1

Published CUSIP Numbers:

Deal:  31947RAD3

Revolver:  31947RAE1

Term Loan:  31947RAF8

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Dated as of October 6, 2015

among

FIRST CHOICE ER, LLC,

as the Borrower,

ADEPTUS HEALTH LLC,

and

CERTAIN OF ITS SUBSIDIARIES PARTY HERETO,

as the Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer

and

THE LENDERS PARTY HERETO

BANK OF MONTREAL

and

SUNTRUST BANK,

as Co-Syndication Agents

REGIONS BANK

and

FIFTH THIRD BANK,

as Co-Documentation Agents

Arranged By:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

BMO CAPITAL MARKETS CORP.

and

SUNTRUST ROBINSON HUMPHREY, INC.,

as Joint Lead Arrangers and Joint Bookrunners

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FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of August 12, 2016 to the Credit Agreement referenced below is by and among FIRST CHOICE ER, LLC, a Texas limited liability company (the “Borrower”), ADEPTUS HEALTH LLC, a Delaware limited liability company (“Holdings”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of October 6, 2015 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent; and

WHEREAS, pursuant to Section 2.16 of the Credit Agreement the Borrower has the right to increase the Aggregate Revolving Commitments subject to the terms and conditions therein;

WHEREAS, the Borrower has requested an Incremental Revolving Increase; and

WHEREAS, each of the Lenders identified on the signature pages hereto (each an “Incremental Lender”) has agreed to increase its Revolving Commitment on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.Increase in Aggregate Revolving Commitments.  The Aggregate Revolving Commitments are increased pursuant to Section 2.16 of the Credit Agreement to $70,000,000.  The Revolving Commitment of each Incremental Lender is increased by the amount set forth opposite such Lender’s name on Exhibit A attached hereto.  Immediately after giving effect to such increase of the Aggregate Revolving Commitments and the increase of each Incremental Lender’s Revolving Commitment as set forth on Exhibit A attached hereto, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from (x) the L/C Issuer a risk participation in each outstanding Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit and (y) the Swing Line Lender a risk participation in each outstanding Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan.  If any Revolving Loans are outstanding on the date hereof, each Incremental Lender shall make Revolving Loans, the proceeds of which shall be applied by the Administrative Agent to prepay Revolving Loans of the existing Lenders, in an amount necessary such that after giving effect thereto the outstanding Revolving Loans are held ratably among all of the Lenders with a Revolving Commitment (based on its Applicable Percentage of the Aggregate Revolving Commitments set for opposite such Lender’s name on Exhibit A attached hereto) and the Borrower shall pay any amounts required pursuant to Section 3.05 of the Credit Agreement as a result of any such prepayment of Revolving Loans of existing Lenders.

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3.Amendments to Credit Agreement.

3.1In Section 1.01 of the Credit Agreement, the definition of “Aggregate Revolving Commitments” is amended in its entirety to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders.  The amount of the Aggregate Revolving Commitments in effect on the effective date of the First Amendment to this Agreement is Seventy Million Dollars ($70,000,000).

3.2Schedule 2.01 to the Credit Agreement (Commitments and Applicable Percentages) is amended in its entirety to read as set forth on Exhibit A hereto.

4.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

4.1Amendment.  Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Incremental Lenders and the Administrative Agent.

4.2Opinion of Counsel.  Receipt by the Administrative Agent of opinions of legal counsel to the Loan Parties in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof.

4.3Certified Resolutions.    Receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment.

4.4Closing Certificate.  Receipt by the Administrative Agent of a Pro Forma Compliance Certificate demonstrating that after giving effect to the incurrence of the Incremental Revolving Increase on a Pro Forma Basis (and for purposes of this calculation assuming the Incremental Revolving Increase is fully drawn) (A) the Loan Parties would be in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement recomputed as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) of the Credit Agreement and (B) the Consolidated Net Leverage Ratio would not be greater than 0.25 times less than the maximum Consolidated Net Leverage Ratio permitted under Section 7.11 of the Credit Agreement as of the end of the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b) of the Credit Agreement.

4.5Fees.  Receipt by the Administrative Agent and the Incremental Lenders of any fees required to be paid on or before the Closing Date.

4.6Attorney Costs.  The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the date hereof, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

5.Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including,

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without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (b) no Default exists.

7.Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8.Reaffirmation of Security Interests.  Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9.No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10.Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF,  the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

BORROWER:FIRST CHOICE ER, LLC, a Texas limited liability company

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

GUARANTORS:ADEPTUS HEALTH LLC, a Delaware limited liability company

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

OPFREE LICENSING LP, a Texas limited partnership

OPFREE RE INVESTMENTS, LTD., a Texas limited partnership

By: ECC MANAGEMENT, LLC, a Texas limited liability company, general partner of each of the foregoing companies

By: FIRST CHOICE ER, LLC, a Texas limited liability company, sole member of each of the foregoing companies

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

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GUARANTORS CONTINUED:

ADEPTUS HEALTH COLORADO HOLDINGS LLC, a Texas limited liability company

ADEPTUS HEALTH MANAGEMENT LLC, a Texas limited liability company

ADEPTUS HEALTH PHOENIX HOLDINGS LLC, a Texas limited liability company

ADEPTUS HEALTH VENTURES LLC, a Texas limited liability company

ADPT DFW HOLDINGS LLC, a Texas limited liability company

ADPT HOUSTON HOLDINGS LLC, a Texas limited liability company

ADPT NEW ORLEANS HOLDINGS LLC, a Texas limited liability company

ADPT-CO MPT HOLDINGS LLC, a Texas limited liability company

ADPT-CO RE HOLDINGS LLC, a Texas limited liability company

First Texas Hospital Cy-Fair LLC, a Texas limited liability company

FTH HOUSTON PARTNERS LLC, a Texas limited liability company

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

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GUARANTORS CONTINUED:

CINCO RANCH MEDICAL CENTER LLC, a Texas limited liability company

CONVERSE MEDICAL CENTER LLC, a Texas limited liability company

CREEKSIDE FOREST MEDICAL CENTER LLC, a Texas limited liability company

HELOTES MEDICAL CENTER LLC, a Texas limited liability company

NORTHWEST HARRIS COUNTY MEDICAL CENTER LLC, a Texas limited liability company

VICTORY LAKES MEDICAL CENTER LLC, a Texas limited liability company

By: FIRST CHOICE ER, LLC, a Texas limited liability company, manager of each of the foregoing companies

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

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GUARANTORS CONTINUED:

AJNH MEDICAL CENTER LLC, a Texas limited liability company

ALVIN MEDICAL CENTER LLC, a Texas limited liability company

AUSTIN BRODIE MEDICAL CENTER LLC, a Texas limited liability company

BRIAR FOREST-ELDRIDGE MEDICAL CENTER LLC, a Texas limited liability company

BRUSHY CREEK MEDICAL CENTER LLC, a Texas limited liability company

CENTER STREET DP MEDICAL CENTER LLC, a Texas limited liability company

COLONIAL LAKES MEDICAL CENTER LLC, a Texas limited liability company

CONROE MEDICAL CENTER LLC, a Texas limited liability company

COPPERWOOD MEDICAL CENTER LLC, a Texas limited liability company

CULEBRA-TEZEL MEDICAL CENTER LLC, a Texas limited liability company

EAGLES NEST MEDICAL CENTER LLC, a Texas limited liability company

EAST PFLUGERVILLE MEDICAL CENTER LLC, a Texas limited liability company

ECC MANAGEMENT, LLC, a Texas limited liability company

FCER MANAGEMENT, LLC, a Texas limited liability company

FRIENDSWOOD MEDICAL CENTER LLC, a Texas limited liability company

By: FIRST CHOICE ER, LLC, a Texas limited liability company, sole member of each of the foregoing companies

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

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GUARANTORS CONTINUED:

GLEANNLOCH FARMS MEDICAL CENTER LLC, a Texas limited liability company

HILLIARD MEDICAL CENTER LLC, a Texas limited liability company

HOUSTON 9520 JONES MEDICAL CENTER LLC, a Texas limited liability company

KATY ER CENTER LLC, a Texas limited liability company

KINGWOOD MEDICAL CENTER LLC, a Texas limited liability company

KUYKENDAHL MEDICAL CENTER LLC, a Texas limited liability company

LA PORTE MEDICAL CENTER LLC, a Texas limited liability company

LAKEWOOD FOREST MEDICAL CENTER LLC, a Texas limited liability company

LEAGUE CITY MEDICAL CENTER LLC, a Texas limited liability company

LOUETTA MEDICAL CENTER LLC, a Texas limited liability company

By: FIRST CHOICE ER, LLC, a Texas limited liability company, sole member of each of the foregoing companies

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

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GUARANTORS CONTINUED:

OPFREE, LLC, a Texas limited liability company

PEARLAND PARKWAY MEDICAL CENTER LLC, a Texas limited liability company

PEARLAND SUNRISE MEDICAL CENTER LLC, a Texas limited liability company

PFLUGERVILLE MEDICAL CENTER LLC, a Texas limited liability company

POTRANCO MEDICAL CENTER LLC, a Texas limited liability company

ROSENBERG MEDICAL CENTER LLC, a Texas limited liability company

SAN ANTONIO NACOGDOCHES MEDICAL CENTER LLC, a Texas limited liability company

SIENNA PLANTATION MEDICAL CENTER LLC, a Texas limited liability company

SSH MEDICAL CENTER LLC, a Texas limited liability company

STERLING RIDGE MEDICAL CENTER LLC, a Texas limited liability company

SUMMERWOOD MEDICAL CENTER LLC, a Texas limited liability company

WATERSIDE MEDICAL CENTER LLC, a Texas limited liability company

WILDERNESS-HARDY OAK MEDICAL CENTER LLC, a Texas limited liability company

By: FIRST CHOICE ER, LLC, a Texas limited liability company, sole member of each of the foregoing companies

By:/s/ Thomas S. Hall

Name:Thomas S. Hall

Title:Chief Executive Officer

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GUARANTORS CONTINUED:

NATIONAL MEDICAL PROFESSIONALS OF ARIZONA LLC, an Arizona limited liability company

By:/s/ James M. Muzzarelli

Name:James M. Muzzarelli, M.D.

Title:President

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ADMINISTRATIVE AGENT:BANK OF AMERICA, N.A., as Administrative Agent

By:/s/ Darleen R. DiGrazia

Name:Darleen R. DiGrazia

Title:Vice President

INCREMENTAL LENDER:BANK OF AMERICA, N.A.

By:/s/ Mark Hardison

Name:Mark Hardison

Title:Senior Vice President

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EXHIBIT A

Revolving Commitments and Applicable Percentages for Revolving Commitments

(after giving effect to the First Amendment to the Credit Agreement)

Lender	Original Revolving Commitment	Commitment to Incremental Revolving Increase	Revolving Commitment (after giving effect to First Amendment)	Applicable Percentage (Revolving Commitment after giving effect to First Amendment)
Bank of America, N.A.	$ 8,571,428.56	$ 20,000,000.00	$ 28,571,428.56	40.816326514%
Bank of Montreal	$ 7,857,142.86	-	$ 7,857,142.86	11.224489800%
SunTrust Bank	$ 7,857,142.86	-	$ 7,857,142.86	11.224489800%
Regions Bank	$ 7,142,857.14	-	$ 7,142,857.14	10.204081629%
Fifth Third Bank	$ 6,428,571.43	-	$ 6,428,571.43	9.183673471%
Raymond James Bank, N.A.	$ 5,000,000.00	-	$ 5,000,000.00	7.142857143%
LegacyTexas Bank	$ 4,285,714.29	-	$ 4,285,714.29	6.122448986%
Goldman Sachs Bank USA	$ 2,857,142.86	-	$ 2,857,142.86	4.081632657%

Total	$ 50,000,000.00	$ 20,000,000.00	$ 70,000,000.00	100.000000000%

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